EXHIBIT 99.6

NOMINEE HOLDER CERTIFICATION FORM

$25,000,000 OF SHARES OF CLASS A COMMON STOCK OF
BANKATLANTIC BANCORP, INC.
ISSUABLE UPON EXERCISE OF SUBSCRIPTION RIGHTS

The undersigned, a bank, broker, trustee, depository or other nominee holder of subscription rights (the “Subscription Rights”) to purchase shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of BankAtlantic Bancorp, Inc. (the “Company”) pursuant to the rights offering described in the Company’s prospectus supplement, dated June 18, 2010, and accompanying prospectus, dated May 4, 2010 (collectively, the “Prospectus”), hereby certifies to the Company and to Computershare Trust Company, N.A., as Subscription Agent for the rights offering, that (1) the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Subscription Rights specified below pursuant to the basic subscription rights described in the Prospectus, (2) the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Subscription Rights specified below pursuant to the over-subscription option described in the Prospectus, (3) the undersigned has listed separately below each such exercised basis subscription rights and, if applicable, the corresponding over-subscription option (without identifying any such beneficial owner) and (4) each beneficial owner who is requesting to exercise his, her or its over-subscription option has exercised his, her or its basis subscription rights in full:

		NUMBER OF SHARES OF	NUMBER OF SHARES OF
	NUMBER OF	CLASS A COMMON	CLASS A COMMON
	SHARES OF CLASS A	STOCK	STOCK
	COMMON STOCK OWNED	SUBSCRIBED FOR	REQUESTED
	AS OF THE CLOSE OF	PURSUANT TO THE	PURSUANT TO THE
	BUSINESS	BASIC	OVER-
	ON JUNE 14, 2010	SUBSCRIPTION RIGHTS	SUBSCRIPTION OPTION

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Name of Bank, Broker, Trustee, Depository or Other Nominee

By:
              Authorized Signature

Name:
              (Please Type or Print)